SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 20, 2005 (September 15, 2005)
ProLogis
(Exact Name of Registrant as Specified in its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

1-12846	74-2604728

(Commission File Number)	(I.R.S. Employer Identification No.)

14100 East 35th Place, Aurora, Colorado	80011

(Address of Principal Executive Offices)	(Zip Code)
(303) 375-9292

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
$1,500,000,000 Term Loan Agreement
Consent of PricewaterhouseCoopers LLP
Press Release
Audited Financial Statements
Unaudited Pro Forma Condensed Consolidated Financial Statements

Item 1.01 Entry into a Material Definitive Agreement
     On September 15, 2005, concurrent with the consummation of the Merger (as defined below), ProLogis entered into a $1,500,000,000 Term Loan Agreement (the “Bridge Facility”) with certain lenders and Bank of America, N.A., as administrative agent. ProLogis borrowed the entire amount available under the Bridge Facility on September 15, 2005. The loans under the Bridge Facility mature on September 14, 2006.
     Based on ProLogis’ current public debt ratings, interest on the loans under the Bridge Facility accrues at a rate per annum equal to the London interbank offered rate plus a margin of 0.475% or the Base Rate (as defined in the Bridge Facility). A facility fee is also payable on the total commitment under the Bridge Facility. The interest rate margins and facility fee are based on grid pricing tied to the public debt ratings of ProLogis. The Bridge Facility contains covenants (including certain financial tests) and defaults (including a cross-default to other indebtedness of more than $50,000,000). A copy of the Bridge Facility is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
     Certain of the lenders under the Bridge Facility described above, and affiliates of such lenders, provide financial advisory, banking and related services to ProLogis or its subsidiaries from time to time and receive customary fees for such services. Banc of America Securities LLC, which is an affiliate of a lender under and a party to the Bridge Facility, was ProLogis’ financial advisor in connection with the Merger and received or will receive customary fees for such services.
Item 2.01 Completion of Acquisition or Disposition of Assets
     On September 15, 2005, Catellus Development Corporation (“Catellus”) merged (the “Merger”) with and into Palmtree Acquisition Corporation, a subsidiary of ProLogis (“Merger Sub”), with Merger Sub being the surviving corporation of the Merger. The terms of the Merger are set forth in the Agreement and Plan of Merger, dated as of June 5, 2005, as amended, by and among ProLogis, Merger Sub and Catellus (the “Merger Agreement”), which forms a part of, and is described in, the joint proxy statement and prospectus of ProLogis and Catellus dated August 10, 2005 that has been filed with the Securities and Exchange Commission (Registration No. 333-126560) (the “Joint Proxy Statement/Prospectus”).
     The Merger Agreement provides that each Catellus stockholder will receive either 0.822 of a ProLogis common share or $33.81 in cash, without interest, for each share of Catellus common stock that the stockholder owned immediately prior to the effective time of the Merger, depending on the allocation and proration of Catellus stockholder elections pursuant to the terms of the Merger Agreement. In addition, holders of cancelled Catellus stock options received $33.81 for each share of Catellus stock subject to the cancelled option, less the exercise price and any applicable withholding taxes, which was paid in the form of 65% ProLogis common shares and 35% cash, and holders of cancelled Catellus restricted stock or restricted stock units (including all director stock units, director restricted stock units and performance units granted under Catellus’ Long Term Incentive Plan and Transition Incentive Plan) received $33.81 for each share of restricted stock or share subject to the restricted stock unit, less any applicable withholding taxes, which was paid in the form of 65% ProLogis common shares and 35% cash.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The description of the Bridge Facility set forth in Item 1.01 above and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     As required by the Merger Agreement and described in the Joint Proxy Statement/Prospectus, on September 15, 2005, effective as of the effective time of the Merger, the size of ProLogis’ board of trustees was increased to consist of 14 trustees. Nelson C. Rising and Christine Garvey were appointed as new members of ProLogis’ board of trustees. Each of them was a member of Catellus’ board of directors prior to the effective time of the Merger and will serve until ProLogis’ 2006 annual meeting of shareholders or until his or her earlier death, resignation or removal. Neither Mr. Rising nor Ms. Garvey has been appointed to serve on any committees of ProLogis’ board of trustees.
     In addition, as described in the Joint Proxy Statement/Prospectus, on September 15, 2005, effective as of the effective time of the Merger, Ted R. Antenucci became ProLogis’ President of Global Development and will serve an initial term in that capacity until December 31, 2007. Mr. Antenucci was previously President of Catellus Commercial Development Corporation, a wholly owned subsidiary of Catellus. The terms of Mr. Antenucci’s employment are set forth in the employment agreement dated June 5, 2005 between Mr. Antenucci and ProLogis previously filed with the Securities and Exchange Commission and incorporated herein by reference and are summarized in the Joint Proxy Statement/Prospectus.
     Additional information regarding the Merger Agreement and the interests of the above-named individuals in the Merger is set forth in the Joint Proxy Statement/Prospectus in the section entitled “The Merger — Interests of Catellus’ Executive Officers and Directors in the Merger,” which section is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
     Audited Financial Statements of Catellus Development Corporation as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 (attached hereto as Exhibit 99.2 and incorporated herein by reference)
     Unaudited Financial Statements of Catellus Development Corporation as of June 30, 2005 and for the six months ended June 30, 2005 and 2004 (attached hereto as Exhibit 99.2 and incorporated herein by reference)
(b)	Pro Forma Financial Information
     Unaudited Pro Forma Condensed Consolidated Financial Statements of ProLogis as of June 30, 2005 and for the six months then ended and for the year ended December 31, 2004 (attached hereto as Exhibit 99.3 and incorporated herein by reference)

(c)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of June 5, 2005, by and among the Registrant, Palmtree Acquisition Corporation and Catellus Development Corporation (incorporated by reference to the Registrant’s Registration Statement on Form S-4, as amended (Registration No. 333-126560))

Exhibit 2.2	First Amendment to the Agreement and Plan of Merger, dated as of August 8, 2005, by and among the Registrant, Palmtree Acquisition Corporation and Catellus Development Corporation (incorporated by reference to the Registrant’s Registration Statement on Form S-4, as amended (Registration No. 333-126560))

Exhibit 10.1	$1,500,000,000 Term Loan Agreement, dated as of September 15, 2005, among the Registrant, as Borrower, Bank of America, N.A., as Administrative Agent and a Lender, Citicorp North America, Inc., as a Lender, JPMorgan Chase Bank, N.A., as a Lender, and the other Lenders party thereto

Exhibit 10.2	Employment Agreement, dated as of June 5, 2005, by and between the Registrant and Ted R. Antenucci (incorporated by reference to the Registrant’s Registration Statement on Form S-4, as amended (Registration No. 333-126560))

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Catellus Development Corporation

Exhibit 99.1	Press Release, dated September 15, 2005

Exhibit 99.2	Audited Financial Statements of Catellus Development Corporation as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 and Unaudited Financial Statements of Catellus Development Corporation as of June 30, 2005 and for the six months ended June 30, 2005 and 2004

Exhibit 99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of ProLogis as of June 30, 2005 and for the six months then ended and for the year ended December 31, 2004

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
September 20, 2005	By:	/s/ Walter C. Rakowich
		Name:	Walter C. Rakowich
		Title:	President and Chief Operating Officer

EXHIBIT INDEX

No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of June 5, 2005, by and among the Registrant, Palmtree Acquisition Corporation and Catellus Development Corporation (incorporated by reference to the Registrant’s Registration Statement on Form S-4, as amended (Registration No. 333-126560))

Exhibit 2.2	First Amendment to the Agreement and Plan of Merger, dated as of August 8, 2005, by and among the Registrant, Palmtree Acquisition Corporation and Catellus Development Corporation (incorporated by reference to the Registrant’s Registration Statement on Form S-4, as amended (Registration No. 333-126560))

Exhibit 10.1	$1,500,000,000 Term Loan Agreement, dated as of September 15, 2005, among the Registrant, as Borrower, Bank of America, N.A., as Administrative Agent and a Lender, Citicorp North America, Inc., as a Lender, JPMorgan Chase Bank, N.A., as a Lender and the other Lenders party thereto

Exhibit 10.2	Employment Agreement, dated as of June 5, 2005, by and between the Registrant and Ted R. Antenucci (incorporated by reference to the Registrant’s Registration Statement on Form S-4, as amended (Registration No. 333-126560))

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Catellus Development Corporation

Exhibit 99.1	Press Release, dated September 15, 2005

Exhibit 99.2	Audited Financial Statements of Catellus Development Corporation as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 and Unaudited Financial Statements of Catellus Development Corporation as of June 30, 2005 and for the six months ended June 30, 2005 and 2004

Exhibit 99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of ProLogis as of June 30, 2005 and for the six months then ended and for the year ended December 31, 2004